UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549 ___________________
FORM 8-K
___________________

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 1, 2014
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Nexstar Broadcasting Group, Inc. (Exact Name of Registrant as Specified in its Charter) ___________________
Delaware (State or Other Jurisdiction of Incorporation)	000-50478 (Commission File Number)	23-3083125 (I.R.S. Employer Identification No.)
545 E. John Carpenter Freeway
 Suite 700
Irving, Texas 75062
 (Address of Principal Executive Offices, including Zip Code)

(972) 373-8800
(Registrant's Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On December 1, 2014, Nexstar Broadcasting, Inc. ("Nexstar Broadcasting"), an indirect wholly-owned subsidiary of Nexstar Broadcasting Group, Inc. (the "Company"), and Mission Broadcasting, Inc. ("Mission") entered into amendments to each of their senior secured credit facilities. The main provisions of the amendments and related transactions are as follows:

•
Mission reallocated $60.0 million of its Term Loan A Facility to Nexstar Broadcasting.  There are no Term A Loans or commitments remaining for Mission. On October 31, 2014, Nexstar Broadcasting drew $60.0 million in Term A Loans and prepaid such amount on December 1, 2014.

•
Nexstar Broadcasting entered into a new sharing arrangement with Marshall Broadcasting Group, Inc. ("Marshall") and in connection therewith (i) Marshall entered into a new credit facility ("Marshall Credit Agreement") which consists of a $60.0 million term loan facility due in 2018 and a $2.0 million revolving loan facility due in 2017, (ii) Marshall agreed to guarantee all of Nexstar Broadcasting's borrowing under its credit agreement and (iii) $2.0 million of revolving credit commitments were allocated from Nexstar Broadcasting to Marshall.

•	In addition, the Company and each of its direct and indirect subsidiaries agreed to guarantee all of Marshall's borrowings under the Marshall Credit Agreement.

The foregoing description is qualified in its entirety by reference to the text of the amendments, the Marshall Credit Agreement, the guarantee of the obligations thereunder and the guarantee of the obligations under Marshall's credit agreement are qualified in their entirety by reference to the Marshall Credit Agreement, the Guaranty (Nexstar Obligations) dated as of December 1, 2014, and the Guaranty (Marshall Obligations) dated as of December 1, 2014, which are filed as exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 respectively, hereto and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 is incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

 (d) Exhibits

Exhibit No.	Description
10.1
Fifth Amendment to the Fifth Amended and Restated Credit Agreement, dated as of December 1, 2014, by and among Nexstar Broadcasting, Inc., Nexstar Broadcasting Group, Inc., Nexstar Finance Holdings, Inc., Bank of America, N.A. and the several banks parties thereto.

10.2	Fifth Amendment to the Fourth Amended and Restated Credit Agreement, dated as of December 1, 2014, by and among Mission Broadcasting, Inc., Bank of America, N.A. and the several banks parties thereto.
10.3	Credit Agreement dated as of December 1, 2014, by and among Marshall Broadcasting Group, Inc., Bank of America, N.A. and the several banks parties thereto.
10.4	Guaranty (Nexstar Obligations) dated as of December 1, 2014.
10.5	Guaranty (Marshall Obligations) dated as of December 1, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
NEXSTAR BROADCASTING GROUP, INC.

	By:	/s/ Thomas E. Carter
Dated: December 5, 2014	Name:	Thomas E. Carter
	Title:	Executive Vice President Finance
and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1
Fifth Amendment to the Fifth Amended and Restated Credit Agreement, dated as of December 1, 2014, by and among Nexstar Broadcasting, Inc., Nexstar Broadcasting Group, Inc., Nexstar Finance Holdings, Inc., Bank of America, N.A. and the several banks parties thereto.

10.2	Fifth Amendment to the Fourth Amended and Restated Credit Agreement, dated as of December 1, 2014, by and among Mission Broadcasting, Inc., Bank of America, N.A. and the several banks parties thereto.
10.3	Credit Agreement dated as of December 1, 2014, by and among Marshall Broadcasting Group, Inc., Bank of America, N.A. and the several banks parties thereto.
10.4	Guaranty (Nexstar Obligations) dated as of December 1, 2014.
10.5	Guaranty (Marshall Obligations) dated as of December 1, 2014.